Exhibit 99.1

Marin Software Announces Second Quarter 2013 Financial Results

•	Record second quarter net revenues of $18.2 million, up 30% year-over-year

•	17th consecutive quarter of sequential quarterly revenue growth

San Francisco, CA (August 7, 2013) – Marin Software Incorporated (NYSE: MRIN), provider of a leading Revenue Acquisition Management platform for advertisers and agencies, today announced financial results for the second quarter ended June 30, 2013.

“Marin showed strong revenue growth in the second quarter as more advertisers and agencies adopted our cloud-based Revenue Acquisition Management platform to measure, manage, and optimize their digital advertising investments across search, display, social, and mobile channels,” said Chris Lien, founder and chief executive officer of Marin. “Leading digital marketers globally choose Marin’s solution to drive better revenue and business outcomes, while saving time and unlocking business insights.”

Second Quarter 2013 Financial Highlights:

•	Net Revenues: Net revenues totaled $18.2 million, a year-over-year increase of 30% when compared to $14.0 million in the prior year period.

•

Gross profit: GAAP gross profit was $10.5 million, resulting in gross margin of 58%, compared to GAAP gross margin of 57% during the second quarter of 2012. Non-GAAP gross profit was $11.0 million, resulting in non-GAAP gross margin of 61%, compared to non-GAAP gross margin of 59% during the second quarter of 2012.

•

Loss from operations: GAAP loss from operations was ($8.8) million, compared to ($5.6) million for the second quarter of 2012. GAAP operating margin was (48%), compared to (40%) during the second quarter of 2012. Non-GAAP loss from operations was ($8.1) million, compared to ($5.5) million for the second quarter of 2012. Non-GAAP operating margin was (45%), compared to (39%) during the second quarter of 2012.

•

Net loss: Net loss was ($9.1) million or ($0.28) per share based on 32.2 million weighted average shares outstanding. This compares to a net loss of ($5.8) million or ($1.37) per share based upon 4.3 million weighted average shares outstanding for the second quarter of 2012.

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Non-GAAP net loss: Non-GAAP net loss was ($8.4) million or ($0.26) per share based upon 32.2 million weighted average shares outstanding. This compares to ($5.7) million or ($0.26) per share based on 21.5 million weighted average shares outstanding during the second quarter of 2012, which assumes our convertible preferred stock was converted to common stock for the full quarter.

•	Adjusted EBITDA: Adjusted EBITDA was a loss of ($7.0) million, as compared to a loss of ($4.8) million for the second quarter of 2012.

•

Balance Sheet: At June 30, 2013, cash and cash equivalents totaled $120.6 million, compared to $31.5 million as of December 31, 2012. Marin received $109.3 million in proceeds, net of issuance costs paid, from its initial public offering, including exercise of the over-allotment option, during the six months ended June 30, 2013.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below, under the heading “Non-GAAP Financial Measures.”

Second Quarter 2013 Business Highlights

•

Released additional support for Google enhanced campaigns and Yahoo! Japan unified campaigns. Marin’s new reporting and mobile-bid adjustment capabilities for Google enhanced campaigns improve ad campaign visibility and help maximize mobile performance. Yahoo! Japan advertisers can now migrate existing ad campaigns to unified campaigns, set campaign-level bid adjustments, and create mobile-preferred ads through Marin.

•

Managed the Google enhanced campaign and Yahoo! Japan unified campaign URL build process for clients, which required over one billion URLs to be made mobile-ready. Marin’s custom device tracking process saved clients from having to rebuild nearly 500 million URLs.

•

Added additional mobile targeting options for Facebook advertisers, allowing them to target users based on their mobile device usage. Marin users can now reach Facebook users on specific versions of mobile operating systems (OS) or those who are using WIFI connections. Marin’s new Facebook Campaign Wizard enables marketers to easily create Facebook desktop and mobile campaigns at scale. Marin launched a capability to help marketers promote their mobile applications across unlimited audience segments, drive downloads and track lifetime value from installations.

•

Delivered improvements to platform support for Google Shopping and Product Listing Ads in anticipation of the holiday season. Through Marin, retailers can bulk upload product targets, saving marketers a significant amount of time and effort.

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Increased the number of active advertisers leveraging the Marin platform. During the second quarter, 584 active advertisers utilized the Marin platform, compared to 487 during the second quarter of 2012. Marin defines active advertisers as an advertiser from whom Marin recognized revenues in excess of $2,000 in at least one month during the quarter.

•

Appointed industry veteran, Matt Ackley, Chief Marketing Officer to oversee global marketing for Marin. Ackley brings to Marin over 15 years of executive-level product and marketing experience at eBay, Google and high-growth startups.

•

Added Brian Kaminski as Senior Vice President of Customer Success with a focus on direct advertisers. Kaminski was most recently President of Business Performance at iProspect, a leading digital marketing agency where he worked for nearly 15 years.

•	Awarded Best PPC Management Software at the European Search Awards for the second consecutive year. Marin was also named a winner of the 2013 San Francisco Business Times Tech and Innovation Awards.

Financial Outlook:

As of August 7th, 2013, Marin is initiating guidance for its third quarter and updating the full year 2013 as follows:

Forward-Looking Guidance In millions, except per share data
	Range of Estimate
	From	To
Three Months Ending September 30, 2013
Revenues, net	$19.6	$20.0
Non-GAAP loss from operations	$(8.5)	$(8.1)
Non-GAAP net loss per share	$(0.28)	$(0.26)
Weighted average shares outstanding	32.4
Twelve Months Ending December 31, 2013
Revenues, net	$76.0	$76.8
Non-GAAP loss from operations	$(33.0)	$(32.2)
Non-GAAP net loss per share	$(1.15)	$(1.12)
Weighted average shares outstanding	30.5

Non-GAAP loss from operations and non-GAAP net loss per share excludes the effects of stock-based compensation, amortization of internally developed software, noncash expenses related to warrants and capitalization of internally developed software. Additionally, the weighted average shares outstanding for the twelve months ending December 31, 2013 gives effect to the conversion of convertible preferred stock at the beginning of the period.

Quarterly Results Conference Call

Marin Software will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the company’s financial results for the quarter ended June 30, 2013 and its outlook for the future. To access the call, please dial (877) 705-6003 in the U.S. or (201) 493-6725 internationally. Passcode is 411944. A live webcast of the conference will be accessible from Marin Software’s website at: http://investor.marinsoftware.com/. A recording will be available for replay at: http://investor.marinsoftware.com/.

About Marin Software

Marin Software Incorporated (NYSE: MRIN) provides a leading Revenue Acquisition Management platform used by advertisers and agencies to manage more than $4 billion in annualized ad spend. Offering an integrated platform for search, social, display, and mobile advertising, Marin helps advertisers and agencies improve financial performance, save time, and make better decisions. Headquartered in San Francisco, with offices worldwide, Marin’s technology powers marketing campaigns in more than 160 countries. For more information about Marin’s products, please visit: http://www.marinsoftware.com/solutions/overview.

Non-GAAP Financial Measures

Marin uses certain non-GAAP financial measures in this release. Marin uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. Marin believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in its industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures that Marin uses may differ from measures that other companies may use.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Marin defines non-GAAP gross profit, loss from operations and net loss as the respective GAAP balances, adjusted for stock-based compensation expense, capitalized internal-use software development costs, noncash expenses from the issuance of warrants, and the amortization of capitalized internal-use software. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the weighted average shares outstanding that are adjusted to assume the conversion of outstanding preferred shares to common shares as of the beginning of the period.

Marin defines Adjusted EBITDA as net loss, adjusted for stock-based compensation expense, depreciation and amortization, capitalized internal-use software development costs, interest expense, net, provision for income taxes and other income (expenses), net. These amounts are often excluded by other companies to help investors understand the operational performance of their business. The Company uses Adjusted EBITDA as a measurement of its operating performance because it assists in comparing the operating performance on a consistent basis by removing the impact of certain non-cash and non-operating items. Adjusted EBITDA reflect an additional way of viewing aspects of the operations that Marin believes, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting its business.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding Marin’s business, growth, momentum, and future financial results,

including its outlook for Q3 2013 and FY 2013. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to (i) adverse changes in general economic or market conditions; (ii) delays, reductions or slower growth in the amount spent on online and mobile advertising and the development of the market for cloud-based software; (iii) competitive factors, including but not limited to pricing pressures, entry of new competitors and new applications; (iv) adverse changes in our relationships with and access to publishers and advertising agencies; (v) level of usage and advertising spend managed on our platform; (vi) our ability to expand sales of our solutions in channels other than search advertising; (vii) our ability to expand our sales and marketing capabilities and manage our growth effectively; (viii) the development of the market for digital advertising or revenue acquisition management; (ix) acceptance and continued usage of our platform and services by customers and our ability to provide high-quality technical support to our customers; (x) material defects in our platform, service interruptions at our single third-party data center or breaches in our security measures; (xi) our ability to develop enhancements to our platform; (xii) our ability to protect our intellectual property; (xiii) our ability to manage risks associated with international operations; (xiv) near term changes in sales of our software services or spend under management may not be immediately reflected in our results due to our subscription and business model; (xv) our ability to retain and attract qualified management and technical personnel; and (xvi) the ability to acquire and integrate other businesses. These forward looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including our most recent report on Form 10-Q and current reports on Form 8-K which we may file from time to time, all of which are available free of charge at the SEC’s website at www.sec.gov. Any of these risks could cause actual results to differ materially from expectations set forth in the forward-looking statements. All forward-looking statements in this press release reflect Marin’s expectations as of August 7, 2013. Marin assumes no obligation to, and expressly disclaims any obligation to update any such forward-looking statements after the date of this release.

Investor Relations Contact:

Greg Kleiner

ICR for Marin Software

415-762-0327

ir@marinsoftware.com

Media Contact:

Greg Kunkel

Corporate Communications, Marin Software

415-857-7663

press@marinsoftware.com

Condensed Consolidated Balance Sheets

(On a GAAP basis)

(Unaudited; in thousands, except par value)	June 30, 2013	December 31, 2012
Assets
Current assets
Cash and cash equivalents	$120,579	$31,540
Accounts receivable, net	12,354	13,133
Prepaid expenses and other current assets	3,328	1,814

Total current assets	136,261	46,487
Property and equipment, net	13,426	9,224
Other noncurrent assets	397	1,513

Total assets	$150,084	$57,224

Liabilities, Preferred Stock and Stockholders’ Equity (Deficit)
Current liabilities
Accounts payable	$1,570	$1,268
Accrued expenses	10,636	9,661
Deferred revenue	3,757	618
Current portion of long-term debt	2,782	1,572

Total current liabilities	18,745	13,119
Long-term debt, less current portion	3,066	9,243
Other long term liabilities	1,496	1,858

Total liabilities	23,307	24,220

Convertible preferred stock, $0.001 par value	—	105,710
Stockholders’ equity (deficit)
Common stock, $0.001 par value	32	5
Additional paid-in capital	223,692	4,638
Accumulated deficit	(96,947)	(77,349)

Total stockholders’ equity (deficit)	126,777	(72,706)

Total liabilities, preferred stock and stockholders’ equity (deficit)	$150,084	$57,224

Condensed Consolidated Statements of Operations

(On a GAAP basis)

	Three Months Ended June 30,		Six Months Ended June 30,
(Unaudited; in thousands, except per share data)	2013	2012	2013	2012
Revenues, net	$18,218	$14,032	$35,373	$27,006
Cost of revenues (1)	7,696	5,989	15,068	11,243

Gross profit	10,522	8,043	20,305	15,763

Operating expenses (1)
Sales and marketing	10,350	8,021	20,809	14,873
Research and development	4,904	3,078	9,983	6,045
General and administrative	4,026	2,517	8,074	6,910

Total operating expenses	19,280	13,616	38,866	27,828

Loss from operations	(8,758)	(5,573)	(18,561)	(12,065)
Interest expense, net	(109)	(102)	(293)	(212)
Other expenses, net	(81)	(94)	(489)	(197)

Loss before provision for income taxes	(8,948)	(5,769)	(19,343)	(12,474)
Provision for income taxes	(149)	(55)	(255)	(104)

Net loss	$(9,097)	$(5,824)	$(19,598)	$(12,578)

Net loss per common share, basic and diluted	$(0.28)	$(1.37)	$(0.99)	$(2.94)

Weighted-average shares outstanding, basic and diluted	32,237	4,261	19,871	4,282

(1) Includes stock-based compensation as follows:
Cost of revenues	$245	$115	$450	$171
Sales and marketing	361	124	654	556
Research and development	303	132	611	496
General and administrative	400	156	819	2,195

	$1,309	$527	$2,534	$3,418

Condensed Consolidated Statements of Cash Flows

(On a GAAP basis)

	Six Months Ended June 30,
(Unaudited; in thousands)	2013	2012
Operating activities
Net loss	$(19,598)	$(12,578)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	2,129	1,102
Amortization of internally developed software	483	210
Noncash expenses related to warrants	383	273
Stock-based compensation	2,534	3,418
Provision for bad debt	114	227
Other noncash expenses	—	74
Excess tax benefits from stock-based award activities	(37)	—
Changes in operating assets and liabilities
Accounts receivable	665	(1,695)
Prepaid expenses and other current assets	(1,514)	(293)
Other assets	16	(60)
Accounts payable	(826)	56
Deferred revenue	3,139	445
Accrued expenses and other liabilities	1,879	540

Net cash used in operating activities	(10,633)	(8,281)

Investing activities
Purchases of property and equipment	(2,934)	(2,855)
Capitalization of internally developed software	(1,548)	(834)

Net cash used in investing activities	(4,482)	(3,689)

Financing activities
Proceeds from issuance of common stock in initial public offering, net of issuance costs	109,454	—
Proceeds from issuance of note payable, net of issuance costs	1,718	7,314
Repayment of note payable	(8,034)	(3,383)
Redemption of common stock and unvested shares subject to repurchase	(45)	(4,502)
Proceeds from issuance of convertible, preferred stock, net of issuance costs	—	34,294
Proceeds from common stock purchase agreements and option exercises	1,024	1,876
Excess tax benefits from stock-based award activities	37	—

Net cash provided by financing activities	104,154	35,599

Net increase in cash and cash equivalents	89,039	23,629
Cash and cash equivalents
Beginning of period	31,540	1,719

End of period	$120,579	$25,348

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited; in thousands)	Three Months Ended				Year Ended	Three Months Ended
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	December 31, 2012	March 31, 2013	June 30, 2013
Gross Profit (GAAP)	$7,720	$8,043	$9,016	$10,015	$34,794	$9,783	$10,522
Plus Stock-based compensation	56	115	121	147	439	205	245
Plus Amortization of internally developed software	96	114	136	179	525	227	256
Less Capitalization of internally developed software	—	—	(23)	(15)	(38)	—	—

Gross Profit (Non-GAAP)	$7,872	$8,272	$9,250	$10,326	$35,720	$10,215	$11,023
Operating loss (GAAP)	$(6,492)	$(5,573)	$(6,423)	$(6,797)	$(25,285)	$(9,803)	$(8,758)
Plus Stock-based compensation	2,891	527	829	701	4,948	1,225	1,309
Plus Amortization of internally developed software	96	114	136	179	525	227	256
Plus Noncash expenses related to warrants	60	—	—	—	60	—	—
Less Capitalization of internally developed software	(303)	(531)	(440)	(469)	(1,743)	(632)	(916)

Operating loss (Non-GAAP)	$(3,748)	$(5,463)	$(5,898)	$(6,386)	$(21,495)	$(8,983)	$(8,109)
Net Loss (GAAP)	$(6,754)	$(5,824)	$(6,648)	$(7,256)	$(26,482)	$(10,501)	$(9,097)
Plus Stock-based compensation	2,891	527	829	701	4,948	1,225	1,309
Plus Amortization of internally developed software	96	114	136	179	525	227	256
Plus Noncash expenses related to warrants	223	50	61	247	581	310	73
Less Capitalization of internally developed software	(303)	(531)	(440)	(469)	(1,743)	(632)	(916)

Net Loss (Non-GAAP)	$(3,847)	$(5,664)	$(6,062)	$(6,598)	$(22,171)	$(9,371)	$(8,375)

Calculation of Non-GAAP Earnings Per Share

(Unaudited; in thousands, except per share data)	Three Months Ended				Year Ended	Three Months Ended
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	December 31, 2012	March 31, 2013	June 30, 2013
Net Loss (Non-GAAP)	$(3,847)	$(5,664)	$(6,062)	$(6,598)	$(22,171)	$(9,371)	$(8,375)
Weighted-average shares outstanding, basic and diluted	4,254	4,261	4,404	4,559	4,417	7,365	32,237
Additional weighted average shares giving effect to conversion of convertible preferred stock at the beginning of the period	17,275	17,275	17,275	18,753	18,753	16,877	—

Shares used in computing non-GAAP net loss per share, basic and diluted	21,529	21,536	21,679	23,312	23,170	24,242	32,237

Non-GAAP net loss per common share, basic and diluted	$(0.18)	$(0.26)	$(0.28)	$(0.28)	$(0.96)	$(0.39)	$(0.26)

Reconciliation of Net Loss to Adjusted EBITDA
(Unaudited; in thousands)	Three Months Ended				Year Ended	Three Months Ended
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	December 31, 2012	March 31, 2013	June 30, 2013
Net loss	$(6,754)	$(5,824)	$(6,648)	$(7,256)	$(26,482)	$(10,501)	$(9,097)
Depreciation	488	614	700	840	2,642	1,008	1,121
Amortization of internally developed software	96	114	136	179	525	227	256
Interest expense, net	110	102	137	171	520	184	109
Provision for income taxes	49	55	63	54	221	106	149

EBITDA	(6,011)	(4,939)	(5,612)	(6,012)	(22,574)	(8,976)	(7,462)
Stock-based compensation	2,891	527	829	701	4,948	1,225	1,309
Capitalization of internally developed software	(303)	(531)	(440)	(469)	(1,743)	(632)	(916)
Other (income) expenses, net	103	94	25	234	456	408	81

Adjusted EBITDA	$(3,320)	$(4,849)	$(5,198)	$(5,546)	$(18,913)	$(7,975)	$(6,988)